Exhibit 10.5

DISTRIBUTION SERVICES AGREEMENT

DISTRIBUTION SERVICES AGREEMENT dated as of                     , 2006 (this “Agreement”) among PowerShares DB Multi-Sector Commodity Trust, a Delaware statutory trust organized in series (the “Trust”), each series of the Trust as set forth on Schedule A attached hereto, and as it may be amended from time-to-time (individually, each a “Fund” and collectively, the “Funds”), ALPS Distributors, Inc., a Colorado corporation and a registered broker-dealer under the Securities Exchange Act of 1934 (the “Distributor”), and DB Commodity Services LLC, a Delaware limited liability company (the “Managing Owner”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed thereto in the Trust’s Prospectus included its Registration Statement on Form S-1 (Registration No. 333-135422), as it may be amended from time-to-time.

WHEREAS, the Managing Owner serves as the sole managing owner of each Fund; and

WHEREAS, each Fund wishes to employ Distributor in connection with the performance of the services listed in Schedule B and additional services as may be agreed from time-to-time.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1. Documents — The Trust has furnished or will furnish, upon request, the Distributor with copies of the Trust’s or, as applicable, each Fund’s Amended and Restated Declaration of Trust, advisory agreement, custodian agreement, transfer agency agreement, administration agreement, current prospectus, and statement of additional information, and all forms relating to any plan, program or service offered by each Fund. The Trust shall, on behalf of each Fund, furnish, within a reasonable time period, to the Distributor a copy of any amendment or supplement to any of the above-mentioned documents. Upon request, the Trust, on behalf of each Fund, shall furnish promptly to the Distributor any additional documents necessary or advisable to perform its functions hereunder. As used in this Agreement the terms “registration statement,” “prospectus” and “statement of additional information” shall mean any registration statement, prospectus and statement of additional information filed by the Trust and each Fund with the Securities and Exchange Commission (“SEC”) and any amendments and supplements thereto that are filed with the SEC.

2. Authorized Representations — The Distributor is not authorized by the Trust or any Fund to give any information or to make any representations other than those contained in the registration statement or prospectus and statement of additional information, or contained in shareholder reports or other material that may be prepared by or on behalf of the Trust or any Fund for the Distributor’s use. Consistent with the foregoing, the Distributor may prepare and distribute sales literature or other material as it may deem appropriate in consultation with the Trust and the Managing Owner, provided such sales literature complies with applicable law and regulations.

3. Registration of Shares — The Trust agrees that it will take all action necessary to register the Shares of each Fund under the Securities Act (subject to the necessary approval of its shareholders). The Trust shall make available to the Distributor, at the Distributor’s expense, such number of copies of its prospectus and statement of additional information as the Distributor may reasonably request. The Trust shall furnish to the Distributor copies of all information, financial statements and other papers, which the Distributor may reasonably request for use in connection with the distribution of Shares of each Fund.

4. Fees and Fund Expenses — (a) In consideration of the services to be performed for each Fund by the Distributor hereunder as set forth on Schedule B attached hereto and as it may be amended from time-to-time, the Managing Owner will pay the Distributor a fee in an amount to be agreed upon in writing by the parties hereto from time-to-time, subject to any limitation imposed by any law, rule or regulation applicable to any of the parties hereto. It is understood and agreed among the parties hereto that certain of the services to be performed by the Distributor hereunder will be performed using registered representatives of the Distributor who are affiliates or employees of PowerShares Capital Management LLC.

(b) The Managing Owner shall reimburse the Distributor for any reasonable fees or disbursements incurred by the Distributor in connection with the performance by the Distributor of its duties under and pursuant to this Agreement with the prior written consent of the Managing Owner. Further, unless otherwise agreed to by the parties hereto in writing, the Distributor shall not be responsible for fees and expenses in connection with (a) filing of any registration statement, printing and the distribution of any prospectus and statement of additional information under the Securities Act and amendments prepared for use in connection with the offering of Shares for sale to the public, preparing, setting in type, printing and mailing the prospectus, statement of additional information and any supplements thereto sent to existing shareholders, (b) preparing, setting in type, printing and mailing any report (including annual and semi-annual reports) or other communication to shareholders of the Funds, and (c) the Blue Sky registration and qualification of Shares for sale in the various states in which the officers of each Fund shall determine it advisable to qualify such Shares for sale (including registering the Trust or any Fund as a broker or dealer or any officer of the Trust or any Fund as agent or salesman in any state).

(c) The payments to the Distributor under subsections 4(a) and 4(b) will not, in the aggregate, exceed 9% of the aggregate dollar amount of the offering (an amount equal to $31,500,000 of the $350,000,000 ($50,000,000 per Fund) registered on the initial Registration Statement on Form S-1 in respect of the Funds). The Trust, on behalf of each Fund, will advise the Distributor if the payments described hereunder must be limited, when combined with selling commissions charged by other NASD members, in order to comply with the 10% limitation on total underwriters’ compensation pursuant to NASD Rule 2810.

5. Use of the Distributor’s Name — Neither the Trust nor any Fund shall use the name of the Distributor, or any of its affiliates, in any prospectus or statement of additional information, sales literature, and other material relating to the Funds in any manner without the prior written consent of the Distributor (which shall not be unreasonably withheld); provided, however, that the Distributor hereby approves all lawful uses of the names of the Distributor and its affiliates in the prospectus and statement of additional information of each Fund and in all other materials which merely refer to accurate terms to their appointment hereunder or which are required by the SEC, NASD, OCC or any state securities authority.

6. Use of the Trust’s and Funds’ Name — Neither the Distributor nor any of its affiliates shall use the name of the Trust or any Fund in any publicly disseminated materials, including sales literature in any manner without the prior consent of the Trust and/or the applicable Fund (which shall not be unreasonably withheld); provided, however, that the Trust and each Fund hereby approve all lawful uses of their respective names in any required regulatory filings of the Distributor which merely refer in accurate terms to the appointment of the Distributor hereunder, or which are required by the SEC, NASD, OCC or any state securities authority.

7. Indemnification — Subject to the limitations set forth in Paragraph 12 below, each Fund agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public by any Fund (as from time-to-time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the Securities Act or any other statute or the common law. However, each Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to it by or on behalf of the Distributor. In no case (i) is the indemnity of any Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to a Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the applicable Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve that Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Each Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, and if a Fund elects to assume the defense, the defense shall be conducted by counsel chosen by such Fund. In the event a Fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or directors or controlling person(s), defendant(s) in the suit, shall bear the fees and expenses of any additional counsel retained by them. If a Fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers or directors or controlling person(s) or defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them. Each Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Trust and each Fund, the Managing Owner, and each of their respective officers, representatives or agents and person, if any, who controls the Trust and each Fund or the Managing Owner within the meaning of Section 15 of the Securities Act (each, an “Indemnified Party”), against any loss, liability, damage, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damage, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the Securities Act or any other statute or common law, alleging (a) any wrongful act of the Distributor or any of its employees or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, statement of additional information, (as from time-to-time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to such Fund or Managing Owner by or on behalf of the Distributor. In no case (i) is the indemnity of the Distributor in favor of any Indemnified Party to be deemed to protect any such party against any liability to which the Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Indemnified Party, to its officers and to any controlling person(s) or defendant(s) in the suit. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the Indemnified Party or controlling person(s), defendant(s) in the suit, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Indemnified Party, officers or controlling person(s), defendant(s) in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Indemnified Party promptly of the commencement of any litigation or proceedings against it in connection with the Indemnified Party and sale of any of the Shares.

8. Supplemental Information — The Distributor and the Trust, on behalf of each Fund, shall regularly consult with each other regarding the Distributor’s performance of its obligations under this Agreement. In connection therewith, the Trust, on behalf of each Fund shall submit to the Distributor at a reasonable time in advance of filing with the SEC reasonably final copies of any amended or supplemented registration statement (including exhibits) under the Securities Act; provided, however, that nothing contained in this Agreement shall in any way limit the Trust’s or any Fund’s right to file at any time such amendments to any registration statement and/or supplements to any prospectus or statement of additional information, of whatever character, as the Trust or such Fund may deem advisable, such right being in all respects absolute and unconditional.

The Distributor acknowledges that the only information provided to it by the Trust and each Fund is that contained in the registration statement, the prospectus, the statement of additional information and reports and financial information referred to herein. Neither the Distributor nor any other person is authorized by the Trust or any Fund to give any information or to make any representations, other than those contained in such documents and any sales literature or advertisements specifically approved by appropriate representatives of the Trust, on behalf of each Fund.

9. Term — This Agreement shall become effective as of                     , 2006, and shall continue until two years from such date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved (with respect to each individual Fund) at least annually by the Managing Owner. This Agreement is terminable, with respect to each individual Fund, without penalty on sixty (60) days’ written notice by the Managing Owner or by the Distributor. This Agreement shall automatically terminate in the event of its assignment.

Upon the termination of this Agreement by any one or more of the Funds, at the expense and direction of the applicable Fund, the Distributor shall transfer to such successor, as the applicable Fund shall specify all relevant books, records and other data established or maintained by the Distributor for such Fund under this Agreement.

10. Notice — Any notice required or permitted to be given by any party to another party shall be deemed sufficient if sent by (i) telecopier (fax) or (ii) registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

if to the Trust, any Fund or the Managing Owner, at:

DB Commodity Services LLC

60 Wall Street

New York, New York 10005

Attn: Kevin Rich

if to the Distributor at:

1625 Broadway, Suite 2200,

Denver, Colorado, 80202

Attn: General Counsel

or such other telecopier (fax) number or address as may be furnished by one party to the other.

11. Confidential Information — The Distributor, its officers, directors, employees and agents will treat confidentially and as proprietary information of each Fund, all records and other information relative to each Fund and to prior or present shareholders or to those persons or entities who respond to the Distributor’s inquiries concerning investment in a particular Fund, and will not use such records and information for any purposes other than performance of its responsibilities and duties hereunder. If the Distributor is requested or required by, but not limited to, depositions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or other action, proceeding or process or as otherwise required by law, statute, regulation, writ, decree or the like to disclose such information, the Distributor will provide the applicable Fund with prompt written notice of any such request or requirement so that particular Fund may seek an appropriate protective order or other appropriate remedy and/or waive compliance with this provision. If such order or other remedy is not sought, or obtained, or waiver not received within a reasonable period following such notice, then the Distributor may without liability hereunder, disclose to the person, entity or agency requesting or requiring the information, that portion of the information that is legally required in the reasonable opinion of the Distributor’s counsel.

12. Limitation of Liability —The Distributor agrees that, pursuant to Section 3804(a) of the Delaware Statutory Trust Act, the liabilities of each Fund shall be limited such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing and relating to this Agreement with respect to a particular Fund shall be enforceable against the assets of that particular Fund only, and not against the assets of the Trust generally or the assets of any other Fund and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing and relating to this Agreement with respect to the Trust generally and any other Fund shall be enforceable against the assets of such particular Fund. The Distributor further agrees that it shall not seek satisfaction of any such obligation from the shareholders, any individual shareholder, officer, representative or agent of the Trust or any Fund, nor shall the Distributor seek satisfaction of any such obligation from the Managing Owner, its members, managers, directors or officers.

Obligations of the Trust or any Fund entered into in the name or on behalf thereof by the Managing Owner, members managers, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Managing Owner, members, managers, or officers, representatives or agents personally, but bind only the property of a particular Fund party to said obligation, and all persons dealing with such Fund must look solely to that Fund’s property for the enforcement of any claims against that Fund.

13. Miscellaneous — Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. Except with respect to Paragraph 12 above, which shall be construed, interpreted, and enforced in accordance with and governed by the laws of the State of Delaware, this Agreement shall be construed, interpreted, and enforced in accordance with and governed by the laws of the State of Colorado. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may not be changed, waived, discharged or amended except by written instrument that shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or amendment is sought. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

All activities by the Distributor and its agents and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations including, without limitation, all rules and regulations made or adopted by the SEC or any securities association registered under the Exchange Act.

The Distributor will promptly transmit any orders received by it for purchase, redemption or exchange of the Shares to the Fund’s transfer agent.

Remainder of page intentionally left blank. Signature page follows.

IN WITNESS WHEREOF, each of the undersigned have executed this instrument in its name and behalf, and the Distributor has executed this instrument in its name and behalf, as of the date and year first above written.

POWERSHARES DB MULTI-SECTOR
COMMODITY TRUST
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares
DB Multi-Sector Commodity Trust

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB ENERGY FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Energy Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB OIL FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Oil Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO
POWERSHARES DB PRECIOUS METALS FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Precious Metals Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO
POWERSHARES DB GOLD FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Gold Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR
COMMODITY TRUST WITH RESPECT TO POWERSHARES DB SILVER FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Silver Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB BASE METALS FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Base Metals Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB AGRICULTURE FUND
By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Agriculture Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

ALPS DISTRIBUTORS, INC.

By:
Name:	Jeremy O. May
Title:	Managing Director

DB COMMODITY SERVICES LLC

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Schedule A

List of Funds

Dated as of                     , 2006

PowerShares DB Energy Fund

PowerShares DB Oil Fund

PowerShares DB Precious Metals Fund

PowerShares DB Gold Fund

PowerShares DB Silver Fund

PowerShares DB Base Metals Fund

PowerShares DB Agriculture Fund

Schedule B

List of Services for Each Fund

Dated as of                     , 2006

•	Review distribution related legal documents and contracts.

•	Coordinate the processing of share creations with each Fund’s transfer agent.

•	Coordinate and help to maintain separate and distinct creation and redemption records for each Fund.

•	Consult with sponsor’s marketing staff on development of NASD compliant marketing campaigns.

•	Review and file all marketing materials (including internet sites) with NASD.

•	Consult with sponsor on marketing/sales strategy.

•	800 line telephone servicing.

•	Maintain certain books and records in respect of the Funds as listed on Schedule A to that certain Acknowledgment dated as of August 29, 2006, by and among DB Commodity Services LLC, a commodity pool operator of each Fund and each of their respective corresponding master funds, The Bank of New York and ALPS Distributors, Inc., as amended from time-to-time.

•	Perform such additional marketing and distribution related services as may be agreed among the parties from time-to-time.